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                      SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
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                                  FORM 8-K
                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934
                       -------------------------------

Date of Report (Date of earliest event reported) February 5, 1997


                        ANTARES RESOURCES CORPORATION
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         (Exact name of registrant as specified in its charter)

                                  NEW YORK
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               (State or other jurisdiction of incorporation)

     0-3926                                                 13-1950459
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(Commission File Number)                   (IRS Employer Identification No.)

599 Lexington Avenue, 18th Floor, New York, New York                 10022
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 308-8828
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        (Exhibit Index is on page __ of the manually executed copy.



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Item 4.  Change in Registrant's Certifying Accountant

1. Effective February 5, 1997, Horton & Company, LLC resigned as the principal independent accountants for Antares Resources Corporation and subsidiaries (prior to the transaction with United Kina Brewing Group, Limited). During the two most recent fiscal years ending September 30, 1996, the audit report of Horton & Company, LLC on the Company's consolidated financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

The audit report issued by Horton & Company, LLC dated November 22, 1996, except for the business combination section of Note 13 as to which the date is December 10, 1996, contained the following paragraph:

The accompanying financial statements have been prepared assuming that the Company will continue a going concern. As discussed in Note 13 to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 13. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2. During the Company's two most recent fiscal years ending September 30, 1996, and through February 5, 1997, there were no disagreements with Horton & Company, LLC, on any matter of accounting principles or practices, financial statements disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of Horton & Company, LLC, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

3. During the Company's two most recent fiscal years and through February 5, 1997, there have been no reportable events with Horton & Company, LLC, as required by Item 304(a)(1) of Regulation S-B.

4. The Company has requested Horton & Company, LLC, to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Horton & Company, LLC, agrees with the statements contained within. A copy of the letter from Horton & Company, LLC, is filed as Exhibit 1 hereto.

5. The Board of Directors approved the resignation of Horton & Company, LLC, as the principal independent accountants.


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Item 7.  Financial Statements and Exhibits

1. Letter from Horton & Company, LLC, to the Securities and Exchange Commission dated February 5, 1997.


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                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 13, 1997           ANTARES RESOURCES CORPORATION


                                  By: /s/ Scott G. Schiller
                                  ---------------------
                                      Scott G. Schiller
                                      President


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                                            February 5, 1997

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Dear Gentlemen:

Effective February 5, 1997, Horton & Company, LLC resigned as the principal independent accountants for Antares Resources Corporation and subsidiaries. Horton & Company, LLC, reported on the consolidated financial statements of Antares Resources Corporation and subsidiaries as of September 30, 1996 and 1995, and for the years then ended.

We have read Item 4 of Form 8-K dated February 5, 1997 of Antares Resources Corporation and are in agreement with the statements contained within.

                                  Very truly yours,


                                  /s/ Edward Charles Horton
                                 ---------------------------------
                                 Edward Charles Horton, CPA
                                 Managing Partner